UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2025

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

1735 Market Street
Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or required to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of I. Martin Inglis and Appointment of Tony R. Thene as Chairman of the Board

On August 12, 2025, I. Martin Inglis, Chairman of the Board of Directors (the “Board”) of Carpenter Technology Corporation (the “Company”), informed the Board of his intention to retire from the Board after 22 years of service and not to stand for re-election to the Board at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), which is currently expected to be held on October 7, 2025. Mr. Inglis’s decision not to stand for re-election is not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

On August 12, 2025, the Board (i) appointed Tony R. Thene, the current President and Chief Executive Officer of the Company, to serve as Chairman of the Board and (ii) appointed Steven M. Ward to serve as Lead Independent Director of the Board, in each case effective immediately prior to the 2025 Annual Meeting.

Appointment of Brian J. Malloy as President of the Company

On August 12, 2025, the Board appointed Brian J. Malloy, the current Senior Vice President and Chief Operating Officer of the Company, to serve as President and Chief Operating Officer of the Company, effective immediately prior to the 2025 Annual Meeting.

Biographical and other information about Mr. Malloy is included in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 12, 2025 and the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 13, 2024.

Mr. Malloy does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Malloy and any other persons pursuant to which Mr. Malloy was selected to his position. Neither Mr. Malloy nor any related person of Mr. Malloy has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Following the effectiveness of Mr. Malloy’s appointment, Mr. Thene will continue to serve as the Company’s Chief Executive Officer in addition to the role of Chairman of the Board.

A copy of the press release announcing these changes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 13, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Timothy Lain
Timothy Lain
Senior Vice President and Chief Financial Officer

Date: August 13, 2025